UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 12, 2004
                                  -------------
                Date of Report (Date of earliest event reported)


                              DIGITAL IMPACT, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        000-27787                               94-3286913
        ---------                               ----------
    (Commission File No.)               (IRS Employer Identification Number)


                                 177 Bovet Road
                          San Mateo, California 94402
                          ---------------------------
                    (Address of principal executive offices)


                                 (650) 356-3400
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.       Other Events.
              -------------

On July 12, 2004, Digital Impact issued a press release, a copy of which is attached hereto as Exhibit 99.1. The contents of the press release (other than the financial information relating to the results of operations for the fiscal quarter ended June 30, 2004) is incorporated herein by reference.


Item 7.       Financial Statements and Exhibits.
              ----------------------------------

              (c) Exhibits.

Exhibit
Number              Description
--------            ---------------------------

2.1 Agreement and Plan of Merger and Reorganization by and among Digital Impact, Inc., Marketleap.com, Inc., Jumper Acquisition Corporation, Noel McMichael, Paul Owen and Noel McMichael as Shareholder Representative, dated July 10, 2004.

99.1 Press Release issued July 12, 2004, announcing that Digital Impact, Inc. has entered into a definitive agreement to acquire Marketleap.com, Inc. and announcing certain financial information relating to the results of operations for the fiscal quarter ended June 30, 2004

Item 12.      Results of Operations and Financial Condition
              ---------------------------------------------

On July 12, 2004, Digital Impact issued a press release, a copy of which is attached hereto as Exhibit 99.1. The contents of the press release regarding the financial information relating to the results of operations for the fiscal first quarter ended June 30, 2004 is incorporated in this item 12 by reference.

The information in this item 12 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this item 12 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Digital Impact, Inc.


       Dated: July 12, 2004             By:     /s/ David Oppenheimer
                                                -------------------------------
                                                David Oppenheimer,
                                                SVP and Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number              Description
--------            ---------------------------

2.1 Agreement and Plan of Merger and Reorganization by and among Digital Impact, Inc., Marketleap.com, Inc., Jumper Acquisition Corporation, Noel McMichael, Paul Owen and Noel McMichael as Shareholder Representative, dated July 10, 2004.

99.1 Press Release issued July 12, 2004, announcing that Digital Impact, Inc. has entered into a definitive agreement to acquire Marketleap.com, Inc. and announcing certain financial information relating to the results of operations for the fiscal quarter ended June 30, 2004